Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We  consent  to  the  incorporation  by  reference  in  this Registration
Statement of Weingarten Realty Investors on Form S-8 of our reports dated February 25, 1997, appearing in the Annual Report on Form 10-K of Weingarten Realty Investors for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

 /s/  Deloitte  &  ToucheLLP
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Deloitte  &  Touche  LLP

Houston,  Texas
October  13,  1997